Exhibit 99.(j)(2)

TRIBUTARY FUNDS, INC.

(the “Company”)

LIMITED POWER OF ATTORNEY

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Gino Malaspina, Vicki Horwitz, and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Stephen R. Frantz	5/27/15
Stephen R. Frantz	Date
Director

TRIBUTARY FUNDS, INC.

(the “Company”)

LIMITED POWER OF ATTORNEY

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Gino Malaspina, Vicki Horwitz, and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ John J. McCartney	5/27/215
John J. McCartney	Date
Director

TRIBUTARY FUNDS, INC.

(the “Company”)

LIMITED POWER OF ATTORNEY

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Gino Malaspina, Vicki Horwitz, and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Gary D. Parker	5/27/15
Gary D. Parker	Date
Director

TRIBUTARY FUNDS, INC.

(the “Company”)

LIMITED POWER OF ATTORNEY

I, the undersigned Director of TRIBUTARY FUNDS, INC, hereby constitute and appoint Gino Malaspina, Vicki Horwitz, and Darren Thayer, as my true and lawful attorneys-in-fact and agent with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933, as amended, (Registration No. 033-85982) and/or the Investment Company Act of 1940, as amended, (Registration No. 811-08846), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that the aforenamed attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

/s/ Robert A. Reed	5/27/15
Robert A. Reed	Date
Director